Exhibit 10.3
AMENDMENT NO. 2 AND WAIVER TO
AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT
dated as of May 9, 2008
among
XO COMMUNICATIONS, LLC
and
the GUARANTORS listed on the signature pages hereof
and
ARNOS CORP., as a Lender
and
BARBERRY CORP., as a Lender
and
HIGH RIVER LIMITED PARTNERSHIP, as a Lender

AMENDMENT NO. 2 AND WAIVER TO AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT
     This AMENDMENT NO. 2 AND WAIVER TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment No. 2 and Waiver”), dated as of May 9, 2008, is made by and among XO Communications, LLC (the “Company”), certain guarantors signatory hereto (the “Guarantors”) and Arnos Corp., Barberry Corp. and High River Limited Partnership, each as a Lender.
WITNESSETH:
     WHEREAS, the Company (as successor-by-merger to XO Communications, Inc.), the Guarantors, certain lenders party thereto and the administrative agent named therein (the “Administrative Agent”) entered into an Amended and Restated Credit and Guaranty Agreement, dated as of January 16, 2003 (as amended, supplemented or otherwise modified as of the date hereof, the “Original Credit Agreement”, as further amended by this Amendment No. 2 and Waiver and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”);
     WHEREAS, pursuant to that certain Final Judgment and Order entered by the Court of Chancery of the State of Delaware on March 31, 2008 approving the Stipulation and Agreement of Compromise, Settlement and Release, dated as of January 14, 2008 (the “Stipulation”), providing for a global settlement of litigation initiated by certain of the Company’s minority stockholders against the Company and certain of its current and former directors, the parties thereto have agreed that (i) as of the effective date of the Stipulation, the financial covenants set forth in Section 6.6 of the Credit Agreement shall be waived through July 15, 2009, and any existing default of any financial covenant set forth in such section shall be deemed waived and (ii) effective as of January 1, 2008, the interest accruing on each of the Tranche A Lender’s (as such term is defined below) Term Loan shall be reduced by one hundred fifty (150) basis points;
     WHEREAS, pursuant to Section 10.5 of the Credit Agreement, the Requisite Lenders have the right to waive any provision of the Credit Documents or consent to any departure of any Credit Party therefrom or may take any action contemplated in the Credit Documents and such waiver shall be effective upon the written concurrence of the Requisite Lenders;
     WHEREAS, under Section 1.1 of the Credit Agreement, “Requisite Lenders” means one or more Lenders having or holding Term Loan Exposure representing more than 50% of the aggregate Term Loan Exposure of all Lenders.
     WHEREAS, the undersigned desires to waive compliance by the Company with the requirements of Section 6.6 of the Credit Agreement on the terms and for the periods set forth herein.
     WHEREAS, the parties hereto desire to amend the Original Credit Agreement in certain respects in accordance with Section 10.5 thereof;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
     SECTION 1.1. Definitions. Except as otherwise defined in this Amendment No. 2 and Waiver, terms defined in Section 1.1 of the Original Credit Agreement are used herein as defined therein, with such definitions applying to terms that are used without definition in the recitals to this Amendment No. 2 and Waiver.
ARTICLE II
WAIVER OF SECTION 6.6 OF THE CREDIT AGREEMENT
     SECTION 2.1. Effective as of April 30, 2008, the undersigned hereby waives compliance by the Company and the Guarantors with the requirements of Section 6.6 (Financial Covenants) of the Credit Agreement from the date hereof through July 15, 2009, and any existing default of any financial covenant set forth in such section is hereby waived.
ARTICLE III
AMENDMENT OF THE CREDIT AGREEMENT
     SECTION 3.1. (a) Section 1.1. Section 1.1 of the Original Credit Agreement is hereby amended by adding each of the following definitions, to be inserted in Section 1.1 in the appropriate alphabetical order:
     “Second Amendment Effective Date” means January 1, 2008.
     “Tranche A Lenders” means each of Arnos Corp., a Nevada corporation, High River Limited Partnership, a Delaware limited partnership and a direct assignee of Arnos Corp., and Barberry Corp., a Delaware corporation and an indirect assignee of Arnos Corp., together with each such Tranche A Lender’s successors and permitted assigns.
     “Tranche B Lenders” means each Lender that is not a Tranche A Lender, together with each such Tranche B Lender’s successors and permitted assigns.
     (b) Section 2.6(a). Section 2.6(a) is hereby amended and restated in its entirety as follows:

               “(a) Except as otherwise set forth herein, each Term Loan made or held by a Tranche A Lender shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:
               (A) during the period beginning on the Closing Date and ending on the Second Amendment Effective Date:
                    (1) if a Base Rate Loan, at the Base Rate plus 5.00%; or
                    (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus 6.00%; and
               (B) during the period beginning on the Second Amendment Effective Date and ending on the Cash Pay Conversion Date:
                    (1) if a Base Rate Loan, at the Base Rate plus 3.50%; or
                    (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus 4.50%; and
               (C) at all times after the Cash Pay Conversion Date:
                    (1) if a Base Rate Loan, at the Base Rate plus 1.50%; or
                    (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus 2.50%.”
          (ii) Except as otherwise set forth herein, each Term Loan made or held by a Tranche B Lender shall bear interest on the unpaid principal amount thereof from the date made through repayment (whether by acceleration or otherwise) thereof as follows:
               (A) during the period beginning on the Closing Date and ending on the Cash Pay Conversion Date:
                    (1) if a Base Rate Loan, at the Base Rate plus 5.00%; or
                    (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus 6.00%; and
               (B) at all times after the Cash Pay Conversion Date:
                    (1) if a Base Rate Loan, at the Base Rate plus 3.00%; or
                    (2) if a Eurodollar Rate Loan, at the Adjusted Eurodollar Rate plus 4.00%.”

ARTICLE IV
MISCELLANEOUS
     SECTION 4.1. Miscellaneous.
          (a) From and after the date hereof, each reference in the Credit Agreement to “this Agreement”, or any like expression referring to the Credit Agreement, shall be deemed to refer to the Original Credit Agreement as amended by this Amendment No. 2 and Waiver. Each of the Company and the Guarantors, by its execution and delivery of this Amendment No. 2 and Waiver, confirm that all of its obligations under the Original Credit Agreement, other than as modified hereby, remain unchanged and in full force and effect.
          (b) Except as expressly provided herein, (a) the execution, delivery and performance of this Amendment No. 2 and Waiver shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document and (b) the Credit Agreement as modified and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The terms and provisions hereof shall inure to the benefit of and be binding on the parties hereto and their respective successors and assigns.
          (e) This Amendment No. 2 and Waiver and the rights and obligations of the parties hereunder shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York.
          (f) This Amendment No. 2 and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 2 and Waiver to be duly executed and delivered as of the day and year first above written.

XO COMMUNICATIONS, LLC
By:	/s/ Gregory W. Freiberg
Name : Gregory W. Freiberg
	Title:	Chief Financial Officer

ARNOS CORP., as a Lender
By:	/s/ Edward Muthner
	Name:	Edward Muthner
	Title:	Vice President

BARBERRY CORP., as a Lender
By:	/s/ Edward Muthner
	Name:	Edward Muthner
	Title:	Authorized Signatory

HIGH RIVER LIMITED PARTNERSHIP, as a Lender
By:	Hopper Investment LLC, its general partner

By:	/s/ Edward Muthner
	Name:	Edward Muthner
	Title:	Authorized Signatory

GUARANTORS:
XO Holdings, Inc.
Nextlink Wireless, Inc.
V & K Holdings, Inc.
XO Communications Services, Inc.
XO Virginia, LLC
XO Interactive, Inc.
XO International Holdings, Inc.
XO International, Inc.
XO Nevada Merger Sub, Inc.
Telecommunications of Nevada, LLC
XO Services, Inc.
XO NS Inc.
XO Asia Limited

By:	/s/ Gregory W. Freiberg
Name : Gregory W. Freiberg
	Title:	Chief Financial Officer